Second Quarter 2019 Earnings Conference Call 7/17/2019 Exhibit 99.2

Important Cautionary Statement about Forward-Looking Statements This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that we may make include statements regarding our expectations regarding our performance and financial condition, balance sheet and revenue growth, the provision for loans losses, loan growth expectations, management’s predictions about charge-offs for loans, including energy-related credits, the impact of changes in oil and gas prices on our energy portfolio, the adequacy of our enterprise risk management framework, the impact of the transaction with Capital One or future business combinations on our performance and financial condition, including our ability to successfully integrate the business, success of revenue-generating initiatives, the effectiveness of derivative financial instruments and hedging activities to manage risks, projected tax rates, increased cybersecurity risks, including potential business disruptions or financial losses, the adequacy of our internal controls over financial reporting, the financial impact of regulatory requirements and tax reform legislation, the impact of the change in the LIBOR benchmark, the consummation of our acquisition of MidSouth Bancorp, Inc. and its wholly-owned banking subsidiary MidSouth Bank, N.A. (collectively, “MidSouth”) and the integration of MidSouth with Hancock Whitney, deposit trends, credit quality trends, changes in interest rates, net interest margin trends, future expense levels, future profitability, improvements in expense to revenue (efficiency) ratio, purchase accounting impacts, accretion levels and expected returns. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “forecast,” “goals,” “targets,” “initiatives,” “focus,” “potentially,” “probably,” “projects,” “outlook", or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties, including among others: the possibility that expected benefits of the proposed MidSouth transaction may not materialize in the timeframe expected or at all, or may be more costly to achieve; the proposed transaction may not be timely completed, if at all; that prior to the completion of the proposed transaction or thereafter, Hancock Whitney’s and MidSouth’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies related to the proposed transaction; that required regulatory, shareholder or other approvals for the merger or related transactions are not obtained or the conditions to the parties’ obligations to complete the merger are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ shareholders, customers, employees or other constituents to the proposed transaction; and diversion of management time on merger-related matters. These risks, as well as other risks relating to the parties and the proposed transaction, will be more fully discussed in the Proxy Statement/Prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Registration Statement will be, considered representative, no such lists should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Any forward-looking statement made in this release is subject to the safe harbor protections set forth in the Private Securities Litigation Reform Act of 1995. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 and in other periodic reports that we file with the SEC. Important Additional Information and Where to Find It This communication contains information regarding the proposed merger transaction between Hancock Whitney and MidSouth. In connection with the proposed merger, Hancock Whitney will file with the SEC a Registration Statement on Form S-4 that will include the Proxy Statement of MidSouth and a Prospectus of Hancock Whitney, as well as other relevant documents regarding the proposed transaction. A definitive Proxy Statement/Prospectus will be sent to MidSouth shareholders. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. MidSouth shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus when it becomes available, along with any other documents filed by Hancock Whitney and MidSouth with the SEC, and any amendments or supplements to these documents, because they will contain important information regarding the merger and the parties to the merger. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Hancock Whitney and MidSouth, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Hancock Whitney at www.hancockwhitney.com under the heading “SEC Filings” or from MidSouth at www.midsouthbank.com under the heading “SEC Filings”. Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Hancock Whitney Corporation, Hancock Whitney Plaza, 2510 14th Street, Gulfport, Mississippi 39501, Attention: Investor Relations, by calling 504.299.5208, or by sending an e-mail to trisha.carlson@hancockwhitney.com, or by directing a request to MidSouth Bancorp, Inc., 102 Versailles Boulevard, Lafayette, Louisiana 70501, Attention: Investor Relations, by calling 337.593.3143, or by sending an e-mail to lorraine.miller@midsouthbank.com. Participants in the Solicitation Hancock Whitney, MidSouth, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Hancock Whitney’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 12, 2019. Information regarding MidSouth’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 17, 2018, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described above under “Important Additional Information and Where to Find It.”

Non-GAAP Reconciliations & Glossary of Terms Throughout this presentation we may use non-GAAP numbers to supplement the evaluation of our performance. The items noted below with an asterisk, "*", are considered non-GAAP. These non-GAAP financial measures should not be considered alternatives to GAAP-basis financial statements, and other bank holding companies may define or calculate these non-GAAP measures or similar measures differently. Reconciliations of those non-GAAP measures to the comparable GAAP measure are included in the appendix to this presentation. The earnings release, financial tables and supporting slide presentation can be found on the company’s Investor Relations website at hancockwhitney.com/investors. 1Q19 – First Quarter of 2019 1H19 – First Half of 2019 2H19 – Second Half of 2019 2Q18 – Second Quarter of 2018 2Q19 – Second Quarter of 2019 3Q19 – Third Quarter of 2019 4Q20 – Fourth Quarter of 2020 AFS – Available for sale securities ALLL – Allowance for loan and lease losses Annualized – Calculated to reflect a rate based on a full year Beta – repricing based on a change in market rates bps – basis points BOLI – Bank-owned life insurance C&D – Construction and land development loans C&I – Commercial and industrial loans CDI – Core Deposit Intangible CECL – Current Expected Credit Losses (new accounting standard set for 2020) Core – Excluding purchase accounting items and nonoperating items CRE – Commercial real estate CSO – Corporate strategic objective DDA – Noninterest-bearing demand deposit accounts DP – Data processing E&P – Exploration and Production (Oil & Gas) Efficiency ratio – noninterest expense to total net interest (TE) and noninterest income, excluding amortization of purchased intangibles and nonoperating items Energy Cycle – Refers to the energy cycle beginning in November of 2014 EOP – End of period EPS – Earnings per share FNBC – Acquired selected assets & liabilities from First NBC Bank FTE – Full time equivalent FTP – Funds transfer pricing HTM – Held to maturity securities IRR – Interest rate risk LIBOR – London Inter-Bank Offered Rate Linked-quarter (LQ) – current quarter compared to previous quarter Loan Mark – Fair value discount on loans acquired in a business combination LOB – Line of Business LPO – Loan production office LQA – Linked-quarter annualized M&A – Mergers and acquisitions MM – Dollars in millions MSL – MidSouth Bancorp, Inc. NII – Net interest income NIM – Net interest margin (TE) NPA – Nonperforming assets NPL – Nonperforming loans O&G – Oil and gas *Operating – Financial measure excluding nonoperating items *Operating Leverage – Operating revenue (TE) less operating expense ORE – Other real estate PAA – Purchase accounting adjustments from business combinations; including loan accretion, offset by any amortization of a bond portfolio premium, amortization of an indemnification asset and amortization of intangibles PPNR – Pre-provision net revenue RBL – Reserve-based lending ROA – Return on average assets RR – Risk rating SBIC – Small business investment company SNC – Shared National Credit TCE – Tangible common equity ratio (common shareholders’ equity less intangible assets divided by total assets less intangible assets) TDR – Troubled Debt Restructuring TE – Taxable equivalent (calculated using the current statutory federal tax rate) Trust and Asset Management acquisition – business acquired from Capital One on July 13, 2018 Y-o-Y – Year over year

Corporate Profile (as of June 30, 2019) Nasdaq: HWC $28.8 billion in Total Assets $20.2 billion in Total Loans $23.2 billion in Total Deposits Tangible Common Equity (TCE) ratio 8.75% $3.4 billion in Market Capitalization Nearly 200 banking locations and 271 ATMs across our footprint Almost 4,000 (FTE) employees corporate-wide Rated among the strongest, safest financial institutions in the country by BauerFinancial, Inc. for 119 consecutive quarters Earned top customer service marks with Greenwich Excellence Awards Moody’s long-term issuer rating: Baa3; outlook upgraded to positive on 6/11/19 S&P long-term issuer rating: BBB (outlook stable) Named one of America’s Best Midsize Employers by Forbes Includes trust offices in NY, NJ, TX, and MS

Second Quarter 2019 Highlights (compared to first quarter 2019) Net income of $88.3 million, or $1.01 per diluted share, up $9.1 million, or $.10 per share Loans increased $63 million from March 31, 2019; reflects $45 million mortgage loan sale during quarter Energy loans declined $55 million to just under 5% of total loans Operating leverage increased approximately $1.4 million linked-quarter; revenue up $9.3 million, operating expense up $7.9 million Criticized commercial loans declined $11 million, or 2% ($6 million energy, $5 million nonenergy) NIM decreased by 1 basis point (bp) to 3.45% TCE ratio up 39 bps to 8.75% Announced MidSouth acquisition on April 30, 2019 ($s in millions; except per share data) 2Q19 1Q19 2Q18 Net Income $88.3 $79.2 $71.2 Earnings Per Share – diluted $1.01 $.91 $.82 Return on Assets (%) (ROA) 1.24 1.13 1.04 Return on Tangible Common Equity (%) (ROTCE) 15.07 14.38 13.72 Net Interest Margin (%) 3.45 3.46 3.40 Net Charge-offs (%) 0.14 0.36 0.11 Tangible Common Equity (%) 8.75 8.36 7.76 Pre-Provision Net Revenue (TE)* $119.3 $117.9 $115.9 Efficiency Ratio* (%) 58.9 58.1 57.4 *Non-GAAP measures. See slides 28-30 for non-GAAP reconciliations.

Growth Diversified Across Footprint and Many Lines of Business Loans totaled $20.2 billion at quarter-end, an increase of $63 million, or 1% LQA Items impacting second quarter growth: Previously anticipated paydowns, mainly CRE Sale of $45 million in mortgage loans Decrease in energy portfolio of $55 million Decline in healthcare loans of $43 million Loan portfolio 53% variable 58% of variable loans are LIBOR-based (31% of total loan portfolio) 97% of the LIBOR loans are tied to 1mo L 3% of the LIBOR loans are tied to 3mo L 30% tied to Wall Street Journal Prime

Remix of Loan Portfolio Drives Improved Yield on New Loans New loan production focused on more granularity in loans and better spreads Yields have risen on new loans to 5.22% in 2Q19 from 3.88% in 2Q18

A More Balanced Energy Portfolio Energy loans totaled $1.0 billion, or just under 5.0% of total loans, down $55 million linked-quarter Continuing to shift energy support services exposure to 40% or less of total energy credits Today energy portfolio comprised of 53% RBL and midstream credits, 47% support services credits

Criticized Commercial Loans Down 2% Linked-Quarter Total criticized commercial loans % of total commercial loans $897 6.19% $834 5.72% $626 4.18% $584 3.88% $573 3.79% Criticized – nonenergy % of total commercial loans $489 3.37% $477 3.27% $346 2.31% $320 2.12% $315 2.08% Criticized – energy % of total commercial loans $408 2.81% $357 2.45% $279 1.86% $264 1.75% $258 1.71% Criticized commercial loans totaled $573 million at June 30, 2019, down $11 million, or 2%, from March 31, 2019 Criticized energy loans totaled $258 million at June 30, 2019, down $6 million, or 2%, linked-quarter Criticized nonenergy loans totaled $315 million at June 30, 2019, down $5 million, or 2%, linked-quarter

Criticized Commercial Loan Trends Nearing Peer Average *Using 1Q19 as proxy for 2Q19 Investor Peers: ASB, BXS, BKU, BOKF, CBSH, CFR, FHN, IBKC, PNFP, PB, SNV, TCBI, UMBF, WBS

Nonperforming Loans Improved Linked-Quarter Total nonperforming loans % of total loans $394 2.03% $364 1.86% $326 1.63% $322 1.60% $311 1.54% Nonperforming loans – nonenergy % of total loans $157 0.81% $144 0.74% $130 0.65% $141 0.70% $141 0.70% Nonperforming loans – energy % of total loans $237 1.22% $220 1.13% $197 0.98% $181 0.90% $170 0.84% Nonperforming energy loans totaled $170 million at June 30, 2019, down $11 million, or 6%, linked-quarter (includes accruing energy TDRs of $99 million, down $16 million, or 14%, linked-quarter) Nonperforming nonenergy loans totaled $141 million at June 30, 2019, unchanged from March 31, 2019

NPL Components 2Q18 3Q18 4Q18 1Q19 2Q19 Nonaccrual Loans $242 $202 $187 $205 $210 Accruing TDRs $153 $162 $139 $118 $101 NPL Totals $394 $364 $326 $322 $311 % NPLs Accruing 39% 45% 43% 37% 32% Accruing NPLs Account For Approximately One-Third of Total NPLs Total accruing TDRs down $17 million, or 14%, linked-quarter $s in millions

Reserve is Adequate For Potential Credit Losses Provision for loan losses was $8.1 million in 2Q19 compared to $18.0 million in 1Q19 Net charge-offs totaled $7.2 million, or 14 bps 1Q19 provision includes $10.1 million for alleged fraud related to DC Solar Allowance for loan and lease losses (ALLL) $195.6 million in 2Q19, up $0.9 million, linked-quarter ALLL for energy credits $31.5 million at June 30, 2019, virtually unchanged from March 31, 2019; no energy charge-offs in 1H19 Nonenergy ALLL $164.1 million as of June 30, 2019, up $0.9 million, or 1%, from March 31, 2019 2Q19 Nonenergy Energy Total General Reserves $151.0MM $26.1MM $177.1MM Impaired Reserves $3.6MM $5.4MM $9.0MM PCI Reserves $9.5MM -- $9.5MM Total Allowance for Credit Losses $164.1MM $31.5MM $195.6MM Loans $19,168MM $1,008MM $20,176MM Coverage Ratio at 6-30-19 0.86% 3.13% 0.97% Coverage Ratio at 3-31-19 0.86% 2.96% 0.97%

Net interest margin (NIM) of 3.45%, down 1 bp linked-quarter Loan yield up 5 bps (3 bps related to loan recovery) Yield on securities portfolio down 5 bps (impacted by higher premium amortization) Cost of funds up 4 bps; cost of deposits up 5 bps (related to lag effect of last year’s Fed tightening) Deposit rates leveled out in late 2Q19 Interest recoveries on problem credits have been part of the reported NIM 4 out of past 5 quarters 2Q19 NIM included 3 bps of recoveries compared to 1 bp in 1Q19 and 2 bps in year ago quarter For 4Q15-2Q19 the cumulative beta on total loans is 48% and total deposits is 29% Relatively Stable NIM Despite Challenging Rate Environment

Premium Amortization Impacts Securities Portfolio Yield Portfolio totaled $5.7 billion, up $99 million, or 2%, linked-quarter Yield 2.64%, down 5 bps linked-quarter Premium amortization totaled $7.7 million, up $0.6 million linked-quarter Unrealized net gain of $31.7 million on AFS compared to an unrealized net loss of $17.8 million at March 31, 2019 52% HTM, 48% AFS Duration 4.18 years compared to 4.37 years at March 31, 2019

Second Quarter Reflects Typical Seasonality Total deposits $23.2 billion, down $144 million, or 1%, linked-quarter Noninterest-bearing demand deposits (DDA) decreased $44 million Interest-bearing transaction and savings deposits decreased $189 million Time deposits (retail) increased $144 million; time deposits (brokered) increased $15 million Interest-bearing public fund deposits decreased $70 million DDA comprised 35% of total period-end deposits Cost of deposits up 5 bps to 86 bps Average loan/deposit ratio 87%

Seasonality and Specialty Income Drives Linked-Quarter Change Noninterest income totaled $79.3 million, up $8.7 million, or 12% linked-quarter Reflects increases in all lines of business Three additional business days in the quarter Bank card and ATM fees impacted by an additional calendar day in the quarter and increased card usage Trust fees impacted by an additional calendar day in the quarter and seasonal tax preparation fees Secondary mortgage fees up due to increased activity in the quarter Other noninterest income up from specialty business lines including BOLI, derivatives, and SBIC income

Focused on Managing Expenses While Investing in Technology Noninterest expense totaled $183.6 million, up $7.9 million, or 4% linked-quarter Increase in personnel expense reflects an extra workday in the quarter and the full quarter impact of annual merit raises Occupancy & equipment up primarily due to property insurance ORE expense reflects a normal quarter of ORE expense compared to gains exceeding expenses in 1Q19 Other expenses related to technology investments and nonpermanent items related to Capital One Trust and Asset Management Acquisition, MSL, and move of New Orleans regional headquarters

Internal Capital Generation Drives Higher TCE TCE ratio 8.75%, up 39 bps linked-quarter Growth in tangible assets -10 bps Tangible net earnings +34 bps OCI +21 bps; related to improvement in unrealized loss on the AFS securities portfolio Dividends -9 bps Stock-based comp activity & other +3 bps Will maintain current capital structure until MSL closing (expected late 3Q19) Will continue to manage capital in the best interests of the Company and our shareholders; our priorities are: Organic growth Dividend payout ratio targeted between 30-40% of net income Opportunistic stock buybacks Opportunistic infill M&A; no large or strategic transactions anticipated Tangible Common Equity Ratio Leverage (Tier 1) Ratio Tier 1 Risked-Based Capital Ratio Total Risk-Based Capital Ratio June 30, 2019 8.75% 9.10%(e) 10.99%(e) 12.49%(e) March 31, 2019 8.36% 8.85% 10.74% 12.24% December 31, 2018 8.02% 8.67% 10.48% 11.99% September 30, 2018 7.67% 8.50% 10.36% 11.98% June 30, 2018 7.76% 8.66% 10.48% 12.12% (e) Estimated for most recent period-end

Near-Term Outlook 2Q19 Actual Items to note 2019 Outlook (excludes MSL) Loans (EOP) +$63 million or 1% LQA; +up $805 million or 4% Y-o-Y includes $45 million in mortgage loan sales Expect full year average growth for 2019 in mid single digits Net Interest Margin (NIM) 3.45% down 1 bp LQ includes 3 bps in interest recoveries Expect relatively stable reported NIM absent any move in rates Noninterest Income (operating) $79.3 million includes $4.8 million of specialty fee income Expect operating noninterest income to increase 6%-7% for the year compared to 2018; inclusive of partial year impact from the Capital One trust and asset management acquisition Loan Loss Provision $8.1 million Expect a range of $16-$18 million in 2H19 Operating Expense $183.6 million guidance includes impact of technology investments Expect operating expense to increase 5%-6% for the year compared to 2018; inclusive of partial year impact from the Capital One trust and asset management acquisition Effective Tax Rate 18% Expect the effective tax rate to approximate 17%-19% both on a quarterly and full year basis for 2019

Long-Term Outlook – Goal to Achieve Objectives by 4Q20 Quarterly Objective (to be achieved by 4Q20) 2Q19 Actual Earnings (EPS)/quarter (excluding nonoperating items) $1.20 - $1.25 $1.01 ROA (operating) 1.40% - 1.45% 1.24% TCE >8% 8.75% ROTCE (operating) >15% 15.07% Efficiency Ratio <56% 58.95% 2019/2020 Corporate Strategic Objectives (CSOs) Goal is to achieve CSOs by the 4th quarter of 2020 Does not include changes in interest rates or impact of M&A activity See slides 28-30 for non-GAAP reconciliations.

MidSouth Bancorp (MSL) Acquisition Transaction expected to close late 3Q19, subject to regulatory and shareholder approval Fixed conversion ratio of 0.2952 per MidSouth common share Implied value of $12.75 per share based on the merger agreement, or approximately $213MM in aggregate value on that basis 100% stock-for-stock 1.4x adjusted tangible book (projected at closing) 5% adjusted core deposit premium Expect to issue approximately 5 million shares in consideration for the MidSouth acquisition Fully phased in EPS accretion of $0.13 - $0.15 Redeeming $32 million of SBLF Preferred, $22 million of Trust Preferred and $9 million of Series C Preferred (subject to receipt of applicable Treasury and bank regulatory approvals) Significant identified cost savings of 50%-55% (based on MidSouth’s 2019/2020 street estimates) Announced anticipated branch closures and consolidations – closing 20 out of 42 MSL branches Estimated $38 million of pre-tax one-time acquisition expenses Conservative level of initial deposit run-off included in modeling projections Estimated 5% loan mark on acquired portfolio (approximately $45 million) Expected post close energy exposure to approximate 5.3%, down from initial proforma of 5.6% Regulatory filings submitted

Appendix and Non-GAAP Reconciliations

Operating Results *Non-GAAP measures. See slides 28-30 for non-GAAP reconciliations       2Q18 3Q18 4Q18 1Q19 2Q19 Operating Earnings* ($000) 83,663 87,691 97,705 87,130 88,277 Operating EPS* $0.96 $1.01 $1.12 $1.00 $1.01 Net Interest Income (TE)* ($000) 215,628 218,289 221,471 223,078 223,586 Operating Noninterest Income* ($000) 68,832 75,518 73,934 70,503 79,250 Operating Expense* ($000) 168,597 176,360 176,908 175,700 183,567 Provision** ($000) 8,891 6,872 8,100 18,043 8,088 **Includes $10.1 million related to alleged DC Solar fraud in 1Q19

Key Operating Ratios       2Q18 3Q18 4Q18 1Q19 2Q19 Operating Return on Assets* 1.22% 1.24% 1.37% 1.24% 1.24% Operating Return on Equity * 11.54% 11.78% 12.95% 11.33% 10.96% Operating Return on TCE* 16.12% 16.84% 18.43% 15.83% 15.07% Tangible Common Equity Ratio 7.76% 7.67% 8.02% 8.36% 8.75% Net Interest Margin (TE)* 3.40% 3.36% 3.39% 3.46% 3.45% Efficiency Ratio* 57.40% 58.11% 58.03% 58.10% 58.95% *Non-GAAP measures. See slides 28-30 for non-GAAP reconciliations

Balance Sheet Summary       2Q18 3Q18 4Q18 1Q19 2Q19 Average Loans ($MM) 19,193 19,465 19,818 20,127 20,150 Average Total Securities ($MM) 6,032 6,186 5,965 5,657 5,586 Average Deposits ($MM) 22,101 22,022 22,498 23,114 23,138 Loan Yield (TE) 4.55% 4.63% 4.71% 4.84% 4.89% Securities Yield (TE) 2.50% 2.55% 2.62% 2.69% 2.64% Cost of Interest Bearing Deposits 0.86% 0.97% 1.11% 1.26% 1.33%

Well-Diversified Loan Portfolio

Operating Earnings & Operating EPS Non-GAAP to GAAP Reconciliations Three Months Ended (in thousands, except per share amounts) 6/30/2019 3/31/2019 12/31/2018 9/30/2018 6/30/2018 Net Income $88,277 $79,164 $96,240 $83,878 $71,177 Net income allocated to participating securities (1,502) (1,337) (1,691) (1,544) (1,328) Net income available to common shareholders $86,775 $77,827 $94,549 $82,334 $69,849 Nonoperating items, net of income tax benefit --- 7,966 1,465 3,813 12,486 Nonoperating income allocated to participating securities --- (134) (26) (71) (233) Operating net income available to common shareholders $86,775 $85,659 $95,988 $86,076 $82,102 Weighted average common shares - diluted 85,835 85,800 85,677 85,539 85,483 Earnings per share - diluted $1.01 $0.91 $1.10 $0.96 $0.82 Operating earnings per share - diluted $1.01 $1.00 $1.12 $1.01 $0.96

Operating ROA, ROE & ROTCE Reconciliations Three Months Ended (dollars in thousands) 6/30/2019 3/31/2019 12/31/2018 9/30/2018 6/30/2018 Net Income $88,277 $79,164 $96,240 $83,878 $71,177 Nonoperating items, net of income tax benefit --- 7,966 1,465 3,813 12,486 Operating earnings $88,277 $87,130 $97,705 $87,691 $83,663 Average Assets $28,537,810 $28,451,548 $28,259,963 $28,026,923 $27,485,052 Average Equity $3,230,503 $3,118,051 $2,993,265 $2,952,431 $2,908,997 Average Tangible Common Equity $2,350,006 $2,232,670 $2,103,445 $2,066,205 $2,081,237 Return on average assets - operating 1.24% 1.24% 1.37% 1.24% 1.22% Return on average equity - operating 10.96% 11.33% 12.95% 11.78% 11.54% Return on average tangible common equity - operating 15.07% 15.83% 18.43% 16.84% 16.12%

Operating Revenue (TE) & Operating PPNR (TE) Reconciliations Three Months Ended (in thousands) 6/30/2019 3/31/2019 12/31/2018 9/30/2018 6/30/2018 Net interest income $219,868 $219,254 $217,433 $214,194 $211,547 Noninterest income 79,250   70,503   74,538   75,518   68,832   Total revenue $299,118 $289,757 $291,971 $289,712 $280,379 Taxable equivalent adjustment 3,718 3,824 4,038 4,095 4,081 Nonoperating revenue ---   ---   (604)   —   —   Operating revenue (TE) $302,836 $293,581 $295,405 $293,807 $284,460 Noninterest expense (183,567) (175,700) (179,366) (181,187) (184,402) Nonoperating expense --- --- 2,458 4,827 15,805 Operating pre-provision net revenue (TE) $119,269   $117,881   $118,497   $117,447   $115,863   Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.

Second Quarter 2019 Earnings Conference Call 7/17/2019